July 31, 2002

Management Discussion and Analysis

The Bruce Fund shares produced a total return of 8.26% for the year ended
 June 30, 2002,compared to a total return of a negative 19.16% for the S&P
 500 Index for the same period. Contributions to the year's performance were equally split between the stock and bond holdings.
  Stock market indices
 as evidenced by the S&P 500 were uniformly weak.

fund management has concentrated its efforts at finding what it sees as the best opportunities for capital appreciation.
 Areas of interest have
 been restructured companies, small cap equities and distressed debt securities. We have attempted to find companies that have underestimated liquidity and flexibility, ones that can survive and thrive, regardless of the health of the overall economy.

Independent power producers have been caught up in the Enron scandal and we thought they created some exceptional values especially in the convertible preferred shares of Calpine and AES.
We were both early
 and wrong but are staying the course. Like wise we were wrong in investing in two fallen angels, Worldcom and Adelphia
 Communications.  We bought
 the bonds of both companies at substantial discounts, but it has still proven costly. Again we are holding on with the prospects of some salvageable value.

As stated in the Prospectus, the Fund's objective is long-term capital appreciation from stocks and/or bonds. Shareholders are invited to use the toll-free number
 (800) 347-8607 to obtain any Fund information.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, anddo not reflect the impact of state and local taxes;
 and actual after-tax returns depend on the investor's tax situation and are not relevant in tax deferred accounts.


              BRUCE FUND, INC.
	BALANCE SHEET
	JUNE 30, 2002

ASSETS
Investments, at Market Value (Cost $3,169,253)	$3,562,331
	Cash		 		  105,402
	Dividends Receivable		  119
	Interest Receivable			55,437
	Prepaid Insurance			474

		TOTAL ASSETS		$3,723,763

LIABILITIES
	Accrued Expenses	 		 $    20,674

		TOTAL LIABILITIES	    20,674

CAPITAL
Capital Stock (25,422 Shares of $1 Par Value
  Capital Stock Issued and Outstanding; 200,000
  Shares Authorized)	      25,422
Paid-in Surplus	2,854,049
Accumulated Undistributed Net Investment Income306,895
Accumulated Net Realized Gains on Investments123,645
Net Unrealized Appreciation on Investments	393,078

TOTAL CAPITAL (NET ASSETS)	$3,703,089

     TOTAL LIABILITIES AND CAPITAL	$3,723,763

NET ASSET VALUE (Capital) Per Share   145.67

The accompanying notes are an integral part of this statement.


	BRUCE FUND, INC.
	STATEMENT OF OPERATIONS
	FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME
	Dividends	$  14,330
	Interest		 195,605
				$ 209,935
EXPENSES
	Management Fees	$ 36,497
	Custodian/Security Transaction2,288
	Directors	186
	Transfer Agent Fees	10,000
	Legal Fees	  728
	Audit and Accounting Fees	9,620
	Insurance	1,004
	Printing                            	728

Total Expenses Before Expense Reimbursement61,051

	Expense Reimbursement	(7,485)

	Net Expenses	   53,566

	NET INVESTMENT INCOME	156,369

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
et Realized Gains on Investments	 470,008
Net Change in Unrealized Appreciation on Investments (360,738)

	NET GAIN ON INVESTMENTS  109,270

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS			$ 265,639

The accompanying notes are an integral part of this statement.


 	BRUCE FUND, INC.
	NOTES TO FINANCIAL STATEMENTS
	June 30, 2002



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The financial statements of Bruce Fund, Inc. (the "Fund")
 have been prepared in conformity withaccounting principles generally accepted in the United States of America ("US GAAP") and reporting practices prescribed for the mutual fund industry. The preparation of financial statements in conformity with US GAAP requires management to make
 estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and' expenses during the reporting period. Actual results could differ from those
estimates.

A description of the significant accounting policies follows:

..	Portfolio valuation:  Market value of investments
is based
 on the last sales price reported on each valuation date. If there were no reported sales on that day, the investments
 are valued using the mean of the
closing bid and asked quotations obtained from published
 sources.
  NASDAQ and unlisted securities for which quotations are available are valued at the closing bid price.

2.	Securities transactions and investment income:
 Securities transactions are recorded on a trade
date basis.  Dividend income and distributions to
 shareholders are
 recorded on the ex-dividend date. Interest
income is recorded as earned, and discounts on
 investments are
 accreted into income using the effective interest
method.   Realized gains or losses from securities
 transactions are
 recorded on the specific identification method for both book and tax purposes. At June 30, 2002, the cost of
 investments held was $3,169,253 for both financial reporting and federal income tax purposes.
  At June 30, 2002,
 gross unrealized appreciation on
investments was $800,768 and gross unrealized depreciation on investments was $(407,690) for both financial reporting and federal income tax purposes.

NOTE B - CAPITAL STOCK:

During the years ended June 30, 2002 and June 30, 2001, there were 32 and 525 shares redeemed; 916 and 263 shares issued and 3,619 and 1,478 shares issued through
 dividend reinvestment, respectively.

 NOTE C - PURCHASES AND SALES OF SECURITIES:

	During the year ended June 30, 2002,
purchases and sales
 of securities with original maturities of greater than one year were $1,192,820 and $1,013,659 respectively.


NOTE D - RELATED PARTIES

	Bruce and Company, an Illinois corporation, is the investment advisor of the Fund and furnishes
investment advice. In addition it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders).
During 2002 the investment adviser also
voluntarily absorbed certain transfer agent expenses of the Fund that the investment adviser felt exceeded the amount that would have been charged to the Fund, based on its size.
 These expenses approximated $7,485 in
2002. Compensation to Bruce and Company for its services under the
 Investment Advisory Contract is paid
monthly based on the following:

Annual Percentage Fee  Applied to Average Net Assets of Fund
  1.0%                                     Up to $20,000,000; plus
 0.6%                               $20,000,000 to $100,000,000; plus
 0.5%                                         over $100,000,000.

As of June 30, 2002, Robert B. Bruce owned 10,567 shares and R. Jeffrey Bruce owned 1,469 shares.
Robert B. Bruce is a director of the Fund; both
 Robert B. Bruce and
 R. Jeffrey Bruce are officers of the Fund and are officers, directors and owners of the investment advisor,
 Bruce and Company.

NOTE E - TAXES:

	The Fund has made distributions to its
 shareholders so
as to be relieved of all Federal income tax under provisions of current tax regulations applied to regulated investment
 companies, and personal holding
companies.

NOTE F - DIVIDEND DISTRIBUTION:


During December 2001, the Fund announced a dividend
 from net investment income of $8.00 per share, aggregating $172,037 and a long-term capital gain distribution of
 $17.25 per share aggregating $370,955. These distributions were payable December 31, 2001 to shareholders of record on December 28, 2001.











	BRUCE FUND, INC.







	REPORT TO SHAREHOLDERS

	_______________________

	Fiscal Year Ended
	June 30, 2002






BRUCE FUND, INC.
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606
(312)236-9160


BRUCE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2002 AND 2001

				2002              2001
OPERATIONS
Net Investment Income	         $  156,369       $  96,084
Net Realized Gains on Investments	470,008           25,382
Net Change in Unrealized Appreciation
  on Investments	          	  	(360,738)        689,339
Net Increase in Net Assets
   Resulting from Operations 	               265,639         810,805

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income (172,037)   (37,017)
Distributions from Net Capital Gains    (370,955)	(175,363)
Decrease in Net Assets Resulting from
     Distributions to Shareholders	(542,992)   (212,380)

CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued155,300           37,100
Increase from Shares Issued in Reinvested
  Distributions	           	   537,560         209,673
Cost of Shares Redeemed	                (5,320)        (77,210)
Increase in Net Assets Resulting from
    Capital Stock Transactions	 687,540        169,563

TOTAL INCREASE 	       	  410,187        767,988

NET ASSETS
Beginning of Year	        	   3,292,902      2,524,914
End of Year (including accumulated undistributed
  net investment income of $306,895 and $279,439,
  respectively)	      	  $ 3,703,089    $3,292,902




The accompanying notes are an integral part of these statements.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and Board of
Directors of BRUCE FUND, INC.:

We have audited the accompanying balance sheet of BRUCE FUND, INC. (a Maryland corporation), including the schedule of investments, as of
 June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended
June 30, 2002 and June 30, 2001, and the financial highlights included in Note G for the five years ended June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights included in Note G for the
three years ended June 30, 2000 were audited by other
 auditors, who issued unqualified opinions on these highlights.

	We conducted our audits in accordance with auditing standards generally accepted in the
United States of America.  Those standards require that
 we plan and perform the audit to obtain
reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
 Our procedures included confirmation of
securities owned as of June 30, 2002, by correspondence
 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a
reasonable basis for our opinion.

	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Bruce Fund, Inc. as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for the years ended
June 30, 2002 and June 30, 2001, and the financial
 highlights for the five years ended June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

	GRANT THORNTON LLP


Chicago, Illinois
July 25, 2002


NOTE G - FINANCIAL HIGHLIGHTS:

Selected data for each share of capital stock outstanding through each year is presented below :


  2002           2001       2000	    1999	   1998

Net Asset Value, Beginning of Period(B)
$157.42 $128.15 $135.51$175.27$138.35
Income From Investment Operations
Net Investment Income
 6.76       4.74        4.41        4.02	      4.32
Net Gains or (Losses) on Investments
  6.74  35.43  (3.77) (26.18)    36.88
(both realized and unrealized)
  Total From Investment Operations
   13.50    40.17   0.64   (22.16)     41.20
Less Distributions
Distribution (from net investment
Income) (A)
 (8.00)   (1.90)     (4.50)   (4.40)      (4.28)
Distribution (from net capital gain (A)
  (17.25)   (9.00)  (3.50) (13.20)     -------
  Total Distributions
  (25.25)  (10.90)  (8.00) (17.60)   (4.28)

Net Asset Value, End of Period (C)
 $145.67 $ 157.42 $ 128.15 $ 135.51$ 175.27

Total Return
 8.26%   32.26%1.44%(13.46%)  29.77%

Ratios/Supplemental Data
Net Assets, End of Period ($ million
$  3.70 $ 3.29 $  2.52 $  2.60 $  3.25
Ratio of Expenses to Average Net Assets
 1.46% 1.60% 1.71% 1.64% 1.59%
Ratio of Net Income to Average Net Assets
4.27% 3.28% 3.55% 2.59% 2.60%
Portfolio Turnover Rate
  28.59%  49.42% 22.26% 34.78%   2.60%



  BRUCE FUND
OFFICERS AND
  DIRECTORS


Robert B. Bruce
President and Treasurer


R. Jeffrey Bruce
Vice President and Secretary


John R. Nixon
Director


W. Martin Johnson
Director


Investment Adviser
	Bruce and Co., Inc.
	Chicago, Illinois


Custodian
	Fifth Third Bank
	Cincinnati, Ohio


Transfer Agent
	Unified Advisers, Inc.
	Indianapolis, Indiana


Counsel
	Thomas P. Ward
	Lake Forest, Illinois


Independent Public Accountants
	Grant Thornton LLP
	Chicago, Illinois





Figures are based on average daily shares outstanding during year, with the following exceptions: (A) number of shares at dividend payment date,
(B) number of shares at beginning of year, (C) number of shares at end of year.
          Ratio of expenses to average net assets before reimbursement for
2002, 2001, and 2000 was 1.67%, 1.85%, and 2.18%
 respectively.